EXHIBIT 10.28
EXECUTION VERSION

FIRST AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF OCTOBER 30, 2013
AMONG

LINN ENERGY, LLC,
AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS
WELLS FARGO SECURITIES, LLC    RBC CAPITAL MARKETS

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FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of October 30, 2013, among LINN ENERGY, LLC, a Delaware limited liability company, (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement and the Term Lenders have agreed to make Term Loans to the Borrower in an aggregate principal amount of $500.0 million.
C.    NOW, THEREFORE, to induce the Administrative Agent, the Term Lenders and the Majority Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section or article references in this First Amendment refer to sections or articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by:
(a)    deleting the following defined terms in their entirety and replacing them with the following:
“‘Agreement’ means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be further amended, modified, supplemented or restated.
‘Borrowing’ means Loans of the same Type and class, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect; provided that, in:
(a)    the defined term “Distribution Borrowing”; and

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(b)    Sections 2.02, 2.03, 2.06(c)(iii), 2.08(e), 3.02(a), 3.02(b) and 3.04(a),
the term “Borrowing” shall refer only to Borrowings of Revolving Loans.
‘Borrowing Base Deficiency’ occurs if at any time the sum of the total Revolving Credit Exposures and the aggregate principal amount of the Term Loans then outstanding exceeds the Borrowing Base then in effect.
‘Borrowing Request’ means a request by the Borrower for a Borrowing in accordance with Section 2.03 or Section 2.09(c) in substantially the form of Exhibit E or such other form as may be mutually agreed by the Borrower and the Administrative Agent.
‘Commitment’ means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The amount representing each Revolving Lender’s Commitment to make Revolving Loans and acquire participations shall at any time be the lesser of such Revolving Lender’s Maximum Credit Amount and such Revolving Lender’s Applicable Percentage of the then effective Available Borrowing Base.
‘Lenders’ means collectively, the Revolving Lenders and the Term Lenders, or either group of such Lenders, as the context requires; provided that, in:
(a)    the defined terms “Applicable Percentage”, “Majority Lenders”, “Majority Tier I Lenders”, “Maximum Credit Amount”, “Super-Majority Lenders”, “Super-Majority Tier I Lenders”, and “Tier I Lender”; and
(b)    Sections 2.01, 2.02, 2.03, 2.07, 2.08, 3.05, 5.04(b)(v), 5.04(b)(vi) and 5.04(b)(viii), the term “Lenders” shall mean only “Revolving Lenders”.
‘Loans’ means collectively the Revolving Loans and the Term Loans, or either class of Loans, as the context requires; provided that, in:
(a)    the defined terms “Applicable Margin”, “Majority Lenders”, “Majority Tier I Lenders”, “Super-Majority Lenders”, and “Super-Majority Tier I Lenders” and
(b)    Sections 2.01, 2.02, 2.03, 2.08, 3.02(a) and 3.02(b),
the term “Loans” shall mean only the “Revolving Loans”.

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‘Notes’ means (a) with respect to the Commitments and/or the Revolving Loans, the promissory notes of the Borrower described in Section 2.02(e) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof, and (b) with respect to the Term Loan Commitments and/or the Term Loans, the Term Loan Notes.
‘Revolving Credit Exposure’ means, with respect to any Revolving Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure at such time.”
(b)    adding the following defined terms in the appropriate alphabetical order:
“‘Available Borrowing Base’ means, as of any day, an amount equal to the Borrowing Base in effect on such day less the aggregate principal amount of the Term Loans outstanding on such day.
‘First Amendment’ means the First Amendment to Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Administrative Agent, the Term Lenders and the Majority Lenders.
‘First Amendment Effective Date’ means October 30, 2013.
‘Revolving Lenders’ means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption of a Commitment and/or a Revolving Loan and any Person that shall have become an Additional Lender pursuant to an Additional Lender Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
‘Revolving Loans’ means the revolving loans made by the Revolving Lenders to the Borrower pursuant to Section 2.01.
‘Term Lenders’ means the Persons listed on Annex II, and any Person that shall have become a party hereto pursuant to an Assignment and Assumption of a Term Loan Commitment or a Term Loan, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
‘Term Loan Collateral Coverage Ratio’ means the ratio of (a) the PV-10 of Proved Reserves of the Mortgaged Properties, as evaluated in the Reserve Report most recently delivered pursuant to Section 8.11(a) to (b) the lesser of (i) the Borrowing Base then in effect (or if a Borrowing Base Deficiency shall then exist, the outstanding principal amount of all Loans and LC Exposure outstanding at such time) and (ii) the sum of the Aggregate Maximum Credit Amounts and the aggregate principal amount of the Term Loans outstanding on such day.

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‘Term Loan Commitment’ means, with respect to each Term Lender, the commitment of such Term Lender to make its Term Loan in accordance with Section 2.09, as the same may be reduced from time to time pursuant to any assignment permitted by Section 12.04(b) prior to the funding of such Term Loan. The amount set forth opposite each Term Lender’s name on Annex II represents such Lender’s Term Loan Commitment as of the First Amendment Effective Date.
‘Term Loan Notes’ means the promissory notes of the Borrower described in Section 2.09(b)(iv) and being substantially in the form of Exhibit A-1, together with all amendments, modifications, replacements, extensions and rearrangements thereof.
‘Term Loans’ means the term loans made by the Term Lenders to the Borrower pursuant to Section 2.09.
2.2    Amendment to Section 2.03. Section 2.03 is hereby amended by deleting the term “Borrowing Base” whenever used in such Section and replacing it with the term “Available Borrowing Base”.
2.3    Amendment to Section 2.06. Section 2.06 is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 2.06    Termination, Reduction and Increase of Aggregate Maximum Credit Amounts.
(a)    Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts or the Borrowing Base is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.
(b)    Optional Termination and Reduction of Aggregate Credit Amounts.
(i)    The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Commitments.
(ii)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three Business Days prior to the effective date of

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such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable; provided that a notice of reduction or termination of the Aggregate Maximum Credit Amounts delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other securities offerings, in which case such notice may be revoked by the Borrower if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Percentage.
(c)    Optional Increase in Aggregate Maximum Credit Amounts.
(i)    Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Maximum Credit Amounts then in effect without the prior consent of the Administrative Agent, any other Lender or any Issuing Bank (but with the consent of the Administrative Agent with respect to any Additional Lender that is not a Term Lender or an Affiliate of a Lender) by (A) increasing the Maximum Credit Amount of a Lender, (B) causing a Term Lender that is not a Revolving Lender to become a Revolving Lender (at such Term Lender’s sole discretion) or (C) causing a Person that at such time is not a Lender to become a Revolving Lender (an “Additional Lender”).
(ii)    Any increase in the Aggregate Maximum Credit Amounts shall be subject to the following additional conditions:
(A)    such increase shall not be less than $50,000,000 (and increments of $10,000,000 above the minimum) unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Maximum Credit Amounts would exceed the lesser of (i) the Facility Amount and (ii) the then effective Borrowing Base;
(B)    no Default shall have occurred and be continuing at increase without the written consent of such Lender;
(C)    no Lender’s Maximum Credit Amount may be increased without the written consent of such Lender;
(D)    the Borrower shall represent and warrant that as of the date thereof, immediately after giving effect to the applicable Maximum Credit Amount Increase Agreement or Additional Lender Agreement, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all materials respects (except those which have a

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materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date;
(E)    an opinion of counsel to the Borrower, in form and substance reasonable acceptable to the Administrative Agent, as to such customary matters regarding the Maximum Credit Amount Increase Agreement or Additional Lender Agreement, as the Administrative Agent may reasonable request;
(F)    (i) the commitments under such increase shall be deemed for all purposes part of the Commitments, (ii) each Lender (including any Additional Lender) participating in such increase shall become a Revolving Lender with respect to the Commitments and all matters relating thereto and (iii) the commitments under the Maximum Credit Amount Increase Agreement and the Additional Lender Agreement shall have the same terms as the Commitments (including terms relating to pricing and tenor);
(G)    if the Borrower elects to increase the Aggregate Maximum Credit Amounts by increasing the Maximum Credit Amount of a Revolving Lender or by causing a Term Lender to acquire a Maximum Credit Amount (such Revolving Lender or Term Lender, as applicable, an “Increasing Lender”), the Borrower and such Increasing Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-1 (a “Maximum Credit Amount Increase Agreement”) and the Borrower shall deliver a new or replacement Note to such Increasing Lender to the extent required by Section 2.02(d); and
(H)    if the Borrower elects to increase the Aggregate Maximum Credit Amounts by causing an Additional Lender to become a party to this Agreement as a Revolving Lender, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-2 (an “Additional Lender Agreement”), together with an Administrative Questionnaire to the extent such Additional Lender is not already a Lender that has previously provided an Administrative Questionnaire and, to the extent such Additional Lender requests a Note, the Borrower shall deliver a Note payable to such Additional Lender in accordance with Section 2.02(d).
(iii)    Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Maximum Credit Amount Increase Agreement or the Additional Lender Agreement (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02): (A) the amount of the

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Aggregate Maximum Credit Amounts shall be increased as set forth therein (and Annex I shall automatically be amended and restated by Schedule 2.06 of the Maximum Credit Amount Increase Agreement or the Additional Lender Agreement, as applicable), and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto that is not already a Lender shall become a party to this Agreement and the other Loan Documents and have the rights and obligations of a Lender and a Revolving Lender under this Agreement and the other Loan Documents and in the case of an Increasing Lender that is already a Term Lender, such Person shall become a Revolving Lender and have the rights and obligations of a Revolving Lender under this Agreement and the other Loan Documents. In addition, the Increasing Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interest in Letters of Credit) of each of the other Revolving Lenders (and such Revolving Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Increasing Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Maximum Credit Amounts.
(iv)    Upon its receipt of (A) a duly completed Maximum Credit Amount Increase Agreement or an Additional Lender Agreement, executed by the Borrower and the Increasing Lender or the Additional Lender party thereto, as applicable, (B) the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, (C) an opinion of counsel to the Borrower, in form and substance reasonable acceptable to the Administrative Agent, as to such customary matters regarding the Maximum Credit Amount Increase Agreement or Additional Lender Agreement as the Administrative Agent may reasonable request and (D) the written consent of the Administrative Agent to such increase to the extent required by Section 2.06(c)(ii), the Administrative Agent shall accept such Maximum Credit Amount Increase Agreement or Additional Lender Agreement and, on the date that the conditions in this clause (iv) and in Section 2.06(c)(ii) have been satisfied, record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Maximum Credit Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv). The Administrative Agent shall promptly notify the Borrower, the Revolving Lenders and the Term Lenders of the effectiveness of any increase in the Aggregate Maximum Credit Amounts and in connection therewith promptly provide such amended and restated Annex I to the Borrower, the Revolving Lenders and the Term Lenders.
2.4    Amendment to Section 2.08(b)(vi). Section 2.08(b)(vi) is hereby amended by deleting the term “Borrowing Base” in each instance where it is used and replacing it with the term “Available Borrowing Base”.
2.5    Amendment to Article II. Article II is hereby amended by adding the following Section 2.09:

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“Section 2.09    Term Loans.
(a)    Funding of Term Loans. Each Term Lender agrees to make a Term Loan to the Borrower in a single advance on the date that the conditions in Section 6.03 are satisfied (or waived in accordance with Section 2.09(g)), in a principal amount not to exceed such Lender’s Term Loan Commitment. Each Term Loan shall be funded at par without any original issue discount. The Term Loan Commitments are not revolving and amounts repaid or prepaid in respect of the Term Loans may not be re-borrowed. The Term Loan Commitments shall terminate on the earlier of (a) the funding of the Term Loans by the Lenders or (b) 5:00 p.m. Houston time on November 15, 2013 (and any portion of the Term Loan Commitments not drawn by the Borrower on or before such time shall be permanently cancelled).
(b)    Loans and Borrowings.
(i)    Borrowings; Several Obligations. Each Term Loan shall be made as part of a Borrowing made by the Term Lenders ratably in accordance with its Term Loan Commitment. The failure of any Term Lender to make the Term Loan required to be made by it shall not relieve any other Term Lender of its obligations hereunder; provided that the Term Loan Commitments are several and no Term Lender shall be responsible for any other Term Lender’s failure to make its Term Loan.
(ii)    Types of Term Loans. Subject to Section 3.03, each Borrowing of Term Loans shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Term Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Term Lender to make such Term Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Term Loan in accordance with the terms of this Agreement.
(iii)    Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing of Term Loans, such Borrowing shall be in an aggregate amount that is an integral multiple of $10,000,000 and not less than $100,000,000. At the time that each ABR Borrowing of Term Loans is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $10,000,000 and not less than $100,000,000. Borrowings of Term Loans of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than three Eurodollar Borrowings of Term Loans outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request,

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or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
(iv)    Notes. Upon request of a Term Lender, the Term Loan made by such Term Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-1 in a principal amount equal to its Term Loan Commitment or in the principal amount of the Term Loan it acquired pursuant to an Assignment and Assumption, and otherwise duly completed. The date, amount of its Term Loan, Type, interest rate and, if applicable, Interest Period of its Term Loan and all payments made on account of the principal thereof shall be recorded by such Term Lender on its books for its Term Loan Note, and, prior to any transfer, may be noted by such Term Lender on a schedule attached to its Term Loan Note or any continuation thereof or on any separate record maintained by such Term Lender. Failure to make any such notation or to attach a schedule shall not affect any Term Lender’s or the Borrower’s rights or obligations in respect of such Term Loans or affect the validity of such transfer by any Term Lender of its Term Loan Note.
(c)    Request for Borrowing. To request the Borrowing of Term Loans, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing of the Term Loans or (ii) in the case of an ABR Borrowing, not later than 12:00 noon, Houston time, on the date of the proposed Borrowing. Such telephonic request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic means to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.09(b):
(A)    the aggregate amount of the requested Borrowing;
(B)    the date of such Borrowing;
(C)    whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;
(D)    in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and
(E)    the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05(a).

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(d)    Interest.
(i)    ABR Term Loans. Each ABR Term Loan comprising an ABR Borrowing shall bear interest at the Alternate Base Rate plus 1.5% per annum, but in no event to exceed the Highest Lawful Rate.
(ii)    Eurodollar Term Loans. Each Eurodollar Term Loan comprising a Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Eurodollar Term Loan plus 2.5% per annum, but in no event to exceed the Highest Lawful Rate.
(e)    Optional Prepayments. The Borrower shall have the right at any time and from time to time, without premium or penalty, to prepay any Borrowing of a Term Loan in whole or in part, subject to prior notice in accordance with Section 3.04(b) (and, for the avoidance of doubt, any voluntary prepayment of the Term Loans shall not require a corresponding pro rata payment of any Revolving Loans) and payment of applicable breakage costs, if any, under Section 5.02; provided that no prepayment shall be in an amount of less than $100,000,000. Each Term Lender acknowledges and agrees that it shall have no right to share in any optional prepayments of the Revolving Loans made pursuant to Sections 2.06(b) or Sections 3.04(a) and (b).
(f)    Additional Collateral. At any time that Term Loans are outstanding, in connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.11(c)(vi)) to ascertain whether either (i) the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries evaluated in the most recently completed Reserve Report or (ii) as of the date of such redetermination, the Term Loan Collateral Coverage Ratio shall be equal to or greater than 2.5 to 1.0, in each case after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that both (A) the Mortgaged Properties represent less than 80% of the total value of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries evaluated in the most recently completed Reserve Report and (B) the Term Loan Collateral Coverage Ratio is less than 2.5 to 1.0, then the Borrower shall, and shall cause its Restricted Subsidiaries to, grant, within ninety (90) days of the delivery of the certificate contemplated by Section 8.11(c), to the Administrative Agent or its designee as security for the Indebtedness a first-priority Lien interest (subject to Liens permitted by Section 9.03 which may attach to Mortgaged Property) on additional Oil and Gas Properties of the Borrower and its Restricted Subsidiaries not already subject to a Lien of the Security Instruments such that after giving effect thereto, either (x) the Mortgaged Properties are equal to or greater than

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80% of the total value of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries evaluated in such Reserve Report or (y) the Term Loan Collateral Coverage Ratio is equal to or greater than 2.5 to 1.0. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent or its designee and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, it shall become a Guarantor and comply with Section 8.13(b).
(g)    Amendments and Waivers of Section 2.09. No provision of this Section 2.09 may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and Term Lenders holding more than fifty percent (50.0%) of the then aggregate outstanding principal amount of the Term Loans; provided that no such agreement shall (i) increase the Term Loan Commitment of any Term Lender without the written consent of such Term Lender, (ii) reduce the principal amount of any Term Loan or reduce the rate of interest thereon, without the written consent of each Term Lender affected thereby, (iii) extend the termination date of the Term Loan Commitments, postpone the scheduled date of payment of the principal amount of any Term Loan, or any interest thereon, or reduce the amount of, waive or excuse any such payment without the written consent of each Term Lender affected thereby, (iv) change any of the provisions of this Section 2.09(g) without the written consent of each Term Lender or (v) waive any condition set forth in Section 6.02 (solely as it relates to the funding of the Term Loans) or Section 6.03 without the consent of each Term Lender. Each Term Lender acknowledges and agrees that it has no consent or voting rights with respect to waivers, amendments or modifications of this Agreement, any provision hereof, any Security Instrument or any other Loan Document or any provision thereof, except as expressly set forth in this Section 2.09(g).”
2.6    Amendment to Section 3.04(c)(ii). Section 3.04(c)(ii) is hereby amended by deleting the phrase “if the total Revolving Credit Exposures exceeds” beginning in the second line thereof and replacing it with the phrase “if the sum of the total Revolving Credit Exposures and the aggregate principal amount of the outstanding Term Loans exceeds”.
2.7    Amendment to Section 3.04(c)(iii). Section 3.04(c)(iii) is hereby amended by deleting the phrase “if the total Revolving Credit Exposures exceed” beginning in the second line thereof and replacing it with the phrase “if the sum of the total Revolving Credit Exposures and the aggregate principal amount of the outstanding Term Loans exceeds”.

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2.8    Amendment to Section 3.04(c)(v). Section 3.04(c)(v) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(v)    Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans then outstanding and, within each class of Loans (i.e., Term Loans or Revolving Loans, as the case may be), such prepayments shall be applied, first, ratably to any ABR Borrowings then outstanding within such class, and, second, to any Eurodollar Borrowings then outstanding within such class, and if more than one Eurodollar Borrowing is then outstanding within such class, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.”
2.9    Amendment to Section 4.04(c)(ii). Section 4.04(c)(ii) is hereby amended by deleting the term “Borrowing Base” in the parenthetical thereof and replacing it with the term “Available Borrowing Base”.
2.10    Amendment to Section 5.04(b). Section 5.04(b) is hereby amended by deleting the word “or” before sub-clause (vii) therein, renumbering sub-clause (vii) as sub-clause (viii) and inserting the following new sub-clause (vii):
“(vii)    in connection with any consent to or approval of any proposed amendment, waiver, consent or release with respect to Section 2.09 that requires the consent of each Term Lender or the consent of each Term Lender affected thereby, the consent of the Term Lenders having more than sixty-six and two-thirds percent (66-⅔%) of the then outstanding principal amount of the Term Loans shall have been obtained but any Term Lender has not so consented to or approved such proposed amendment, waiver, consent or release, or”
2.11    Amendment to Section 6.02(d). Section 6.02(d) is hereby amended by inserting the phrase “or Section 2.09(c), as applicable,” immediately following the reference to Section 2.03 contained therein.
2.12    Amendment to Article VI. Article VI is hereby amended to add the following Section 6.03 which reads:
“Section 6.03 Conditions to Term Loans. The obligation of each Term Lender to make its Term Loan shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 2.09(g)):
(a)    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all

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out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(b)    The Administrative Agent shall have received a certificate of the Borrower and of each Guarantor setting forth (i) resolutions of the Managers, board of directors or other managing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the First Amendment, (ii) the individuals (A) who are authorized to sign the First Amendment and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of the Borrower and each Guarantor, in each case, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
(c)    The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.
(d)    To the extent requested by a Term Lender, the Administrative Agent shall have received a duly executed Term Loan Note payable to each such Term Lender in a principal amount equal to its Term Loan Commitment dated as of the date hereof.
(e)    The Administrative Agent shall have received an opinion of Baker Botts L.L.P., special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, as to such customary matters regarding the First Amendment as the Administrative Agent may reasonably request.
(f)    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.”
2.13    Amendment to Section 12.03(c). Section 12.03(c) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(c)    To the extent that the Borrower fails to pay any amount required to be paid by it to such (i) Agent under Section 12.03(a) or (b), each Lender severally agrees to pay to such Agent such Lender’s pro rata share (determined by dividing (A) the sum of such Lender’s Maximum Credit Amount and principal amount of Term Loans outstanding by (B) the sum of the Aggregate Maximum Credit Amounts and the aggregate principal amount of Term Loans outstanding as of the time that the applicable unreimbursed expense or indemnity payment is

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sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent in its capacity as such or (ii) Issuing Bank under Section 12.03(a) or (b), each Revolving Lender severally agrees to pay to such Issuing Bank such Revolving Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Issuing Bank in its capacity as such.”
2.14    Amendment to Section 12.04(c)(i). Section 12.04(c)(i) is hereby amended by deleting the proviso at the end of the second sentence thereof and replacing it with the following: “provided that such agreement or instrument may provide that (x) any such Revolving Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant and (y) any such Term Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 2.09(g) that affects such Participant.”
2.15    Annex II. – Term Lenders and Term Loan Commitments. The Credit Agreement is hereby amended by adding the attached Annex II in the appropriate order.
2.16    Exhibit A-1 – Form of Term Loan Note. The Credit Agreement is hereby amended by adding the attached Exhibit A-1 in the appropriate order.
2.17    Amendment to Exhibit E – Form of Borrowing Request. Exhibit E to the Credit Agreement is hereby amended by deleting the term “Borrowing Base” in each instance where it is used therein and replacing it with the term “Available Borrowing Base”.
2.18    Amendment to Exhibit H-1 – Form of Maximum Credit Amount Increase Agreement. The Credit Agreement is hereby amended by deleting Exhibit H-1 and replacing it with Exhibit H-1 attached hereto.
Conditions Precedent. This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received from the Term Lenders and Lenders constituting the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
3.2    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

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The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Loan Document. This First Amendment is a Loan Document.
4.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.6    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

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GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINENT HOLDINGS II, LLC

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN MIDSTREAM, LLC (formerly Linn Gas Marketing, LLC)

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

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ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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CITIBANK, N.A.

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorised Signatory

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THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

Signature Page to First Amendment
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BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Signature Page to First Amendment
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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Managing Director

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Director

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UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

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COMERICA BANK

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

Signature Page to First Amendment
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ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

Signature Page to First Amendment
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SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Vice President

Signature Page to First Amendment
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ABN AMRO CAPITAL USA LLC

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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COMPASS BANK

By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

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DNB CAPITAL LLC

By:	/s/ Kristie Li
Name:	Kristie Li
Title:	First Vice President

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

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UNION BANK, N.A.

By:	/s/ Rachel Bowman
Name:	Rachel Bowman
Title:	Vice President

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CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

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SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Jordan Forester
Name:	Jordan Forester
Title:	Assistant Vice President

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

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DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

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GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to First Amendment
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MACQUARIE BANK LIMITED

By:
Name:
Title:

By:
Name:
Title:

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MORGAN STANLEY BANK, N.A.

By:
Name:
Title:

Signature Page to First Amendment
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BP ENERGY COMPANY

By:
Name:
Title:

Signature Page to First Amendment
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BNP PARIBAS

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Vice President
Name:
Title:

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Associate

Signature Page to First Amendment
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BRANCH BANKING AND TRUST COMPANY

By:	/s/ Deanna Breland
Name:	Deanna Breland
Title:	Senior Vice President

Signature Page to First Amendment
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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to First Amendment
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WHITNEY BANK

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Senior Vice President

Signature Page to First Amendment
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AMEGY BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to First Amendment
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ASSOCIATED BANK, N.A.

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Senior Vice President

Signature Page to First Amendment
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KEYBANK NATIONAL ASSOCIATION

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

Signature Page to First Amendment
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ANNEX II
LIST OF TERM LOAN COMMITMENTS

Name of Lender	Term Loan Commitment
Wells Fargo Bank, National Association	$50,000,000
Royal Bank of Canada	$36,000,000
Bank of Montreal	$25,000,000
Barclays Bank PLC	$25,000,000
Capital One, N.A.	$25,000,000
Citibank, N.A.	$25,000,000
Credit Agricole Corporate and Investment Bank	$25,000,000
DNB Capital LLC	$25,000,000
ING Capital LLC	$25,000,000
U.S. Bank National Association	$25,000,000
Compass Bank	$20,000,000
Union Bank, N.A.	$20,000,000
Canadian Imperial Bank of Commerce, New York Agency	$18,000,000
The Bank of Nova Scotia	$18,000,000
Bank of America, N.A.	$15,000,000
Deutsche Bank Trust Company Americas	$15,000,000
JPMorgan Chase Bank, N.A.	$15,000,000
Societe Generale	$15,000,000
SunTrust Bank	$15,000,000
ABN AMRO Capital USA LLC	$12,000,000
Sumitomo Mitsui Banking Corporation	$12,000,000
BNP Paribas	$10,000,000
Comerica Bank	$10,000,000
Associated Bank, N.A.	$7,000,000
Branch Banking and Trust Company	$7,000,000
Whitney Bank	$5,000,000
TOTAL	$500,000,000

Annex II
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EXHIBIT A-1
[FORM OF] TERM NOTE
$[          ]    [          ], 201[    ]
FOR VALUE RECEIVED, Linn Energy, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to [          ] (the “Term Lender”), at the principal office of Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”), on the Maturity Date, the principal sum of [          ] Dollars ($[          ]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loan made by the Term Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of each such Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.
The date, amount, Type, interest rate, Interest Period and maturity of each Term Loan made by the Term Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Term Lender on its books and, prior to any transfer of this Term Loan Note, may be endorsed by the Term Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Term Lender. Failure to make any such notation or to attach a schedule shall not affect the Term Lender’s or the Borrower’s rights or obligations in respect of such Term Loans or affect the validity of such transfer by the Term Lender of this Term Loan Note.
This Term Loan Note is one of the Term Loan Notes referred to in the Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 among the Borrower, the Administrative Agent, and the other agents and lenders signatory thereto (including the Term Lender), and evidences Term Loans made by the Term Lender thereunder (such Credit Agreement, as amended by the First Amendment, and as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Term Loan Note but not defined herein have the respective meanings assigned to them in the Credit Agreement.
This Term Loan Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Term Loan Note upon the occurrence of certain events, for prepayments of Term Loans upon the terms and conditions specified therein and other provisions relevant to this Term Loan Note.
THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

LINN ENERGY, LLC

By:

Exhibit A-1
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Name:
Title:

Exhibit A-1
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EXHIBIT H-1

FORM OF MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT
THIS MAXIMUM CREDIT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [ ], is between [Insert name of Existing Lender (whether Revolving Lender or Term Lender)] (the “Existing Lender”) and Linn Energy, LLC (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Maximum Credit Amounts be increased by an additional $[         ] to a total of $[         ].
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Maximum Credit Amount Increase.
(a)    Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.03 hereof, the Existing Lender’s Maximum Credit Amount is hereby increased from $[ ] to $[ ].
(b)    Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Maximum Credit Amount after giving effect to (i) [the increase in the Existing Lender’s Maximum Credit Amount contemplated hereby][the acquisition by the Existing Lender of a Maximum Credit Amount], (ii) the increase in the Aggregate Maximum Credit Amount contemplated by each other Maximum Credit Amount Increase Agreement dated as of the date hereof between the applicable Lender signatory thereto and the Borrower and (iii) the joinder of each Additional Lender as a Lender under the Credit Agreement pursuant to each Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower.
________________________
1 To be used in the case of an Existing Lender that is a Revolving Lender.
2 To be used in the case of an Existing Lender that is a Term Lender.

Exhibit H-1
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Section 1.02    Agreements. The Existing Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Revolving Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).
Section 1.03    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid,

Exhibit H-1
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illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.
Section 1.10    Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit H-1
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

LINN ENERGY, LLC, as the Borrower
By:
Name:
Title:

[Existing Lender], as a Lender
By:
Name:
Title:

Acknowledged and accepted by:

Wells Fargo Bank, , as Administrative Agent
By:
Name:
Title:

Exhibit H-1
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